UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) February 1, 2022
Digital Turbine, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35958	22-2267658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 San Antonio Street, Suite 160, Austin, TX 78701	78701
(Address of Principal Executive Offices)	(Zip Code)
(512) 387-7717
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	APPS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On February 1, 2022, the Board of Directors (the “Board”) of Digital Turbine, Inc. (the “Company”) appointed Mollie V. Spilman as a member of the Board.

Ms. Spilman is the Chief Revenue Officer, Advertising & Marketing Cloud, at Oracle Corporation, and has served in that position since 2019. Previously, Ms. Spilman was the Chief Operating Officer of Criteo S.A., an advertising technology company, from 2014 to 2019. From 2012 to 2014, Ms. Spilman was the Executive Vice President, Sales and Operations, of Millennial Media. Prior to Millennial Media, Ms. Spilman served as the Chief Marketing Officer of Yahoo! Inc. from 2010 to 2012. Prior to that time, Ms. Spilman served in CEO and other C-level executive positions at various online technology companies. Ms. Spilman has won several awards, including the 2017 Business Insider award as the “5th Most Powerful Woman in Mobile” and the 2017 Stevie Silver award for “Female Executive of the Year.” Ms. Spilman holds a B.A. in English Literature from Trinity College. Ms. Spilman was nominated based on the entirety of her experience and skills, although the Board noted specifically her wide-ranging experience in the advertising technology industry and her operational and C-level executive experience.

In connection with her appointment to the Board, Ms. Spilman will receive the same equity and cash compensation for director service as the Company provides to other non-employee directors, which is disclosed in the Company’s definitive proxy statement filed July 29, 2021.

There are no transactions, or proposed transactions, to which the Company is or was a party and in which Ms. Spilman had a direct or indirect material interest that are required to be disclosed under Item 404(a) of Regulation S-K.

A copy of the press release announcing Ms. Spilman’s appointment to the Board is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 1, 2022	Digital Turbine, Inc.
By: /s/ Barrett Garrison
Barrett Garrison
Executive Vice President, Chief Financial Officer